Exhibit 10.44


               [North Atlantic Trading Company, Inc. - Letterhead]



VIA FEDERAL EXPRESS

September 20, 2002

Mr. Jack Africk
Evolution Partners LLC
1200 N. Federal Highway, Suite 211
Boca Raton, FL 33431

Dear Jack:


We are pleased that you are willing to continue as a consultant to North Atlantic Trading Company, Inc. As I have often said, we greatly value your expertise and wisdom.

As discussed, the prior terms of your Consulting Agreement shall remain unchanged except that the term shall be extended to December 31, 2003. Those terms will include your annual compensation of $100,000.00, Claudia M. Bayarri on the National Tobacco payroll at a salary of $26,536.22 plus applicable benefits, and a cellular phone for your use.

If this letter accurately reflects our understanding, kindly so indicate by signing one of the enclosed duplicate originals and returning it to my attention,


Sincerely,


/s/ Thomas F. Helms, Jr.
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/s/ Jack Africk                                     9/26/02
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                                                    Date